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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 14, 1997
                       MICHIGAN CONSOLIDATED GAS COMPANY
             (Exact name of registrant as specified in its charter)

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
MICHIGAN                       1-7310                      38-0478040
State of Incorporation      (Commission File           (I.R.S. Employer
                                 Number)              Identification No.)
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       500 GRISWOLD STREET, DETROIT, MICHIGAN                      48226
     (Address of principal executive offices)                   (Zip Code)

              Registrant's telephone number, including area code:
                                 (313) 965-2430
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                 MICHIGAN CONSOLIDATED GAS COMPANY ("MICHCON")





ITEM 5. OTHER EVENTS

Michigan Consolidated Gas Company ("MichCon" or the "Registrant") is filing herewith the following exhibits in connection with offerings by the Registrant of its First Mortgage Bonds Designated As 7.21% Secured Medium-Term Notes, Series C, due May 1, 2007, First Mortgage Bonds Designated as 7.60%
Secured Medium-Term Notes, Series C, due May 1, 2017, and First Mortgage Bonds Designated As 7.06% Secured Medium-Term Notes, Series B, due May 1, 2012.



                               INDEX TO EXHIBITS

EXHIBIT
NUMBER          EXHIBIT

5.1 Underwriting Agreement dated May 15, 1997 with respect to First Mortgage Bonds Designated As 7.21% Secured Medium Term Notes, Series C, due May 1, 2007.

5.2 Underwriting Agreement dated May 14, 1997 with respect to First Mortgage Bonds Designated As 7.60% Secured Medium-Term Notes, Series C, due May 1, 2017.

5.3 Underwriting Agreement dated May 15, 1997 with respect to First Mortgage Bonds Designated As 7.06% Secured Medium-Term Notes, Series B, due May 1, 2012.


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                                  SIGNATURE



       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Michigan Consolidated Gas Company

                                By  /s/ Howard L. Dow III
                                    ---------------------------
                                    Howard L. Dow III
                                    Vice President and Chief Financial Officer

Date: May 16, 1997